STATEMENT OF ADDITIONAL INFORMATION
                                                 Filed pursuant to Rule 497(e)
                                                 Registration Nos.: 333-65579
                                                                     811-9051

                           [Logo]

                    La Crosse Funds, Inc.

                La Crosse Large Cap Stock Fund

                          P.O. Box 717
                Milwaukee, Wisconsin  53201-0717
                   Telephone: 1-888-661-7600




      This  Statement of Additional Information ("SAI")
is  not  a prospectus and should be read together  with
the  Prospectus of the La Crosse Large Cap  Stock  Fund
(the  "Fund"),  dated  January 28,  2000.   The  Fund's
prospectus may be obtained by calling the telephone number indicated above. The Fund is a series of La Crosse Funds, Inc. (the "Corporation"). The Fund's audited financial statements for the period ended
October 31, 1999 are incorporated herein by reference to its 1999 Annual Report.







 This Statement of Additional Information is dated May 23, 2000.

TABLE OF CONTENTS

FUND ORGANIZATION                                               1
FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL                 1
IMPLEMENTATION OF INVESTMENT OBJECTIVE                          3
 Temporary Strategies                                           3
 Convertible Securities                                         4
 Illiquid Securities                                            4
 Reverse Repurchase Agreements                                  5
 Derivative Instruments                                         5
 Depositary Receipts and Foreign Securities                    13
 Warrants                                                      14
 Short Sales Against the Box                                   15
 Borrowing                                                     15
 Lending Portfolio Securities                                  15
 Concentration                                                 15
DIRECTORS AND OFFICERS                                         15
PRINCIPAL SHAREHOLDERS                                         17
INVESTMENT ADVISER                                             17
FUND TRANSACTIONS AND BROKERAGE                                18
CUSTODIAN                                                      19
TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT                   19
ADMINISTRATOR AND FUND ACCOUNTANT                              19
DISTRIBUTOR                                                    20
FINANCIAL INTERMEDIARIES                                       20
PURCHASE AND PRICING OF SHARES                                 20
TAXATION OF THE FUND                                           21
PERFORMANCE INFORMATION                                        21
 Total Return                                                  21
 Comparisons                                                   22
INDEPENDENT ACCOUNTANTS                                        22
FINANCIAL STATEMENTS                                           22


       No  person  has  been  authorized  to  give  any
information or to make any representations  other  than
those contained in this SAI and related Prospectus, and
if  given  or made, such information or representations
may not be relied upon as having been authorized by the
Fund.   This SAI does not constitute an offer  to  sell
securities in any state or jurisdiction in which such offering may not lawfully be made.

FUND ORGANIZATION

       The   Corporation  is  a  diversified,  open-end
management investment company, commonly referred to  as
a  mutual  fund.   The Corporation is  organized  as  a
Wisconsin company and was incorporated on September 4, 1998.

      The Corporation is authorized to issue shares  of
common  stock  in series and classes.  The  Corporation
currently  offers one series of shares:  the La  Crosse
Large Cap Stock Fund (the "Fund").  La Crosse Advisers,
L.L.C. (the "Adviser") is the investment adviser to the
Fund.   Each  share  of common stock  of  the  Fund  is
entitled to one vote, and each share is entitled to participate equally in dividends and capital gains distributions and in the residual assets of the Fund in the event of liquidation.

      No certificates will be issued for shares held in your account. You will, however, have full shareholder rights.

       Generally,   the  Fund  will  not  hold   annual
shareholders'   meetings   unless   required   by   the
Investment  Company Act of 1940, as amended (the  "1940
Act"), or Wisconsin law.


FUND POLICIES:  FUNDAMENTAL AND NON-FUNDAMENTAL

       The   following   are  the  Fund's   fundamental
investment policies which cannot be changed without the
approval of a majority of the Fund's outstanding voting
securities.  As used herein, a "majority of the  Fund's
outstanding voting securities" means the lesser of  (i)
67%   of  the  shares  of  common  stock  of  the  Fund
represented at a meeting at which more than 50% of  the
outstanding shares are present, or (ii) more  than  50%
of the outstanding shares of common stock of the Fund.

     The Fund:

     1.   May  not,  with respect to 75% of  its  total
          assets, purchase the securities of any issuer
          (except  securities issued or  guaranteed  by
          the  U.S.  government  or  its  agencies   or
          instrumentalities) if, as a result, (i) more than 5% of the Fund's total assets would be invested in the securities of that issuer or
          (ii) the Fund would hold more than 10% of the outstanding voting securities of that issuer.

     2. May not issue senior securities, except as permitted under the 1940 Act.

     3.   May (i) borrow money from banks for temporary
          or emergency purposes (but not for leveraging
          or  the  purchase of investments),  and  (ii)
          make  other  investments or engage  in  other
          transactions permissible under the  1940  Act
          which  may  involve  a  borrowing,  including
          borrowing    through    reverse    repurchase
          agreements, provided that the combination  of
          (i)  and (ii) shall not exceed 33 1/3% of the
          value  of  the  Fund's assets (including  the
          amount borrowed), less the Fund's liabilities
          (other   than  borrowings).   If  the  amount
          borrowed at any time exceeds 33 1/3%  of  the
          Fund's  total  assets, the Fund will,  within
          three days thereafter (not including Sundays,
          holidays  and any longer permissible period),
          reduce the amount of the borrowings such that
          the  borrowings do not exceed 33 1/3% of  the
          Fund's  total  assets.   The  Fund  may  also
          borrow money from other persons to the extent permitted by applicable law.

     4.   May  not  act  as an underwriter  of  another
          issuer's  securities, except  to  the  extent
          that  the  Fund  may  be  deemed  to  be   an
          underwriter   within  the  meaning   of   the
          Securities  Act  of  1933,  as  amended  (the
          "Securities Act"), in connection with the purchase and sale of portfolio securities.

     5.   May not purchase the securities of any issuer
          if,  as a result, more than 25% of the Fund's
          total   assets  would  be  invested  in   the
          securities of issuers, the principal business activities of which are in the same industry.

     6.   May  not purchase or sell real estate  unless
          acquired   as   a  result  of  ownership   of
          securities or other instruments (but this shall not prohibit the Fund from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

     7. May not make loans if, as a result, more than 33 1/3% of the Fund's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     8. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts, or other derivative instruments, or from investing in securities or other instruments backed by physical commodities).

     9.   Notwithstanding    any   other    fundamental
          investment policy or restriction, may  invest
          all  of  its  assets in the securities  of  a
          single open-end management investment company
          with   substantially  the  same   fundamental
          investment    objective,    policies,     and
          restrictions as the Fund.

      The Fund's investment objective, which is to seek capital appreciation and income, is also a fundamental investment policy which cannot be changed without the approval of a majority of the Fund's outstanding voting securities.

      The following are the Fund's non-fundamental investment policies which may be changed by the Board of Directors of the Corporation without shareholder approval.

     The Fund may not:

     1.   Sell  securities short, unless the Fund  owns
          or   has   the  right  to  obtain  securities
          equivalent   in  kind  and  amount   to   the
          securities  sold short, or unless  it  covers
          such  short  sale as required by the  current
          rules  and  positions of the  Securities  and
          Exchange Commission (the "SEC") or its staff,
          and  provided that transactions  in  options,
          futures   contracts,   options   on   futures
          contracts,  or  other derivative  instruments
          are   not   deemed   to  constitute   selling
          securities short.

     2.   Purchase  securities on margin,  except  that
          the  Fund may obtain such short-term  credits
          as   are  necessary  for  the  clearance   of
          transactions;   and  provided   that   margin
          deposits    in   connection   with    futures
          contracts,  options on futures contracts,  or
          other   derivative  instruments   shall   not
          constitute purchasing securities on margin.

     3.   Invest in illiquid securities if, as a result
          of  such investment, more than 15% of its net
          assets   would   be  invested   in   illiquid
          securities.

     4.   Purchase   securities  of  other   investment
          companies except in compliance with the  1940
          Act and applicable state law.

     5.   Engage  in  futures  or  options  on  futures
          transactions which are impermissible pursuant
          to  Rule 4.5 under the Commodity Exchange Act
          (the "CEA") and, in accordance with Rule 4.5,
          will   use  futures  or  options  on  futures
          transactions  solely for  bona  fide  hedging
          transactions (within the meaning of the CEA);
          provided,  however,  that the  Fund  may,  in
          addition  to  bona fide hedging transactions,
          use    futures   and   options   on   futures
          transactions if the aggregate initial  margin
          and   premiums  required  to  establish  such
          positions, less the amount by which any such options positions are in the money (within the meaning of the CEA), do not exceed 5% of the Fund's net assets.

     6. Make any loans, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

     7.   Borrow  money  except from banks  or  through
          reverse  repurchase agreements, and will  not
          purchase   securities  when  bank  borrowings
          exceed 5% of its total assets.

     8.   Under normal circumstances, invest less  than
          70%  of the value of its total assets in  the
          stock     of     companies    with     market
          capitalizations of at least $5 billion.

      Except for the fundamental investment limitations listed above and the Fund's investment objective, the other investment policies described in the Prospectus and this SAI are not fundamental and may be changed with approval of the Corporation's Board of Directors.
Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Fund's assets (i.e., due to cash inflows or redemptions) or in the market value of the investment or the Fund's assets will not constitute a violation of that restriction.


IMPLEMENTATION OF INVESTMENT OBJECTIVE

       The   following   information  supplements   the
discussion  of  the  Fund's  investment  objective  and
strategy described in the Prospectus under the headings
"Investment  Objective" and "How the Fund  Invests  and
Related  Risks."   The  following represent  strategies
that are not principal strategies of the Fund, but may be used from time to time.

Temporary Strategies

      As  described in the Prospectus under the heading
"How  the  Fund  Invests and Related Risks,"  prior  to
investing proceeds from sales of Fund shares,  to  meet
ordinary   daily  cash  needs,  and   to   retain   the
flexibility  to respond promptly to changes  in  market
and economic conditions, the Fund may  hold cash and/or
invest  all or a portion of its assets in money  market
instruments which are "investment grade" as  determined
by  Standard  &  Poor's  Corporation  ("S&P"),  Moody's
Investors   Service,  Inc.  ("Moody's"),  a  comparable
rating agency or the Adviser. The investment grade money market instruments which the Fund may purchase may include:

     U.S. Government Securities. Obligations issued or guaranteed as to principal and interest by the United
States or its agencies (such as the Export-Import Bank of the United States, Federal Housing Administration and Government National Mortgage Association) or its instrumentalities (such as the Federal Home Loan Bank), including Treasury bills, notes, and bonds;

        Bank   Obligations.    Obligations   (including
certificates    of   deposit,   bankers'   acceptances,
commercial   paper   (see   below)   and   other   debt
obligations) of banks subject to regulation by the U.S.
Government and instruments secured by such obligations,
not  including  obligations  of  foreign  branches   of
domestic banks;

     Obligations of Savings Institutions. Certificates of deposit of savings banks and savings and loan associations;

        Fully    Insured   Certificates   of   Deposit.
Certificates   of   deposit  of   banks   and   savings
institutions, if the principal amount of the obligation
is  insured  by the Bank Insurance Fund or the  Savings
Association   Insurance  Fund   (each   of   which   is
administered   by   the   Federal   Deposit   Insurance
Corporation), limited to $100,000 principal amount per certificate and to 15% or less of the Fund's total assets in all such obligations and in all illiquid assets, in the aggregate;

      Commercial Paper. Commercial paper rated within the two highest grades by Moody's, S&P or, if not rated, issued by a company having an outstanding debt issue rated at least Aaa by Moody's or AAA by S&P; and

       Money   Market  Funds.   Securities  issued   by
registered investment companies holding themselves  out
as  money  market  funds ("Money Market  Funds")  which
attempt  to maintain a stable net asset value of  $1.00
per  share.   The  Fund  shall not purchase  securities
issued by a Money Market Fund if, after such purchase, the Fund would own

(i) more than 3% of the outstanding
voting stock of the Money Market Fund, (ii) securities of the Money Market Funds having an aggregate value in excess of 5% of the total value of the Fund, or (iii) securities issued by the Money Market Fund and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund.

Convertible Securities

      The  Fund  may invest in convertible  securities,
which  are bonds, debentures, notes, preferred  stocks,
or  other  securities  that may be  converted  into  or
exchanged  for  a specified amount of common  stock  or
warrants  of the same or a different company  within  a
particular  period  of  time at a  specified  price  or
formula.  A convertible security entitles the holder to
receive  interest normally paid or accrued on  debt  or
the   dividend  paid  on  preferred  stock  until   the
convertible security matures or is redeemed, converted,
or   exchanged.   Convertible  securities  have  unique
investment  characteristics in that they generally  (i)
have higher yields than common stocks, but lower yields
than  comparable non-convertible securities,  (ii)  are
less   subject  to  fluctuation  in  value   than   the
underlying  stock  (or warrant) since they  have  fixed
income characteristics, and (iii) provide the potential
for  capital  appreciation if the market price  of  the
underlying  common  stock (or  warrant)  increases.   A
convertible  security may be subject to  redemption  at
the  option of the issuer at a price established in the
convertible  security's  governing  instrument.   If  a
convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying common stock (or warrant), or sell it to a third party.

Illiquid Securities

     The Fund may invest up to 15% of its net assets in
illiquid  securities  (i.e., securities  that  are  not
readily marketable).  For purposes of this restriction,
illiquid  securities include, but are not  limited  to,
restricted  securities (securities the  disposition  of
which is restricted under the federal securities laws),
repurchase  agreements  with maturities  in  excess  of
seven  days, and other securities that are not  readily
marketable.  The Board of Directors of the Corporation,
or   its  delegate,  has  the  ultimate  authority   to
determine, to the extent permissible under the  federal
securities  laws,  which  securities  are   liquid   or
illiquid for purposes of this 15% limitation.   Certain
securities  exempt  from  registration  or  issued   in
transactions   exempt  from  registration   under   the
Securities Act, such as securities that may  be  resold
to  institutional investors under Rule 144A  under  the
Securities   Act,  may  be  considered   liquid   under
guidelines adopted by the Board of Directors.  However,
investing in securities which may be resold pursuant to
Rule  144A  under  the Securities Act  could  have  the
effect   of   increasing  the  level  of   the   Fund's
illiquidity to the extent that institutional investors become, for a time, uninterested in purchasing such securities.

     The  Board  of  Directors  has  delegated  to  the
Adviser  the day-to-day determination of the  liquidity
of any security, although it has retained oversight and
ultimate   responsibility  for   such   determinations.
Although no definitive liquidity criteria are used, the
Board of Directors has directed the Adviser to look  to
such  factors  as (i) the nature of the  market  for  a
security  (including the institutional  private  resale
market), (ii) the terms of certain securities or  other
instruments  allowing for the disposition  to  a  third
party  or  the issuer thereof (e.g., certain repurchase
obligations   and   demand  instruments),   (iii)   the
availability of market quotations (e.g., for securities
quoted   in   the  PORTAL  system),  and   (iv)   other
permissible relevant factors.

     Restricted   securities  may  be  sold   only   in
privately  negotiated  transactions  or  in  a   public
offering with respect to which a registration statement
is   in   effect  under  the  Securities  Act.    Where
registration is required, the Fund may be obligated  to
pay  all  or  part of the registration expenses  and  a
considerable period may elapse between the time of  the
decision to sell and the time the Fund may be permitted
to  sell  a  security  under an effective  registration
statement.   If,  during such a period, adverse  market
conditions  were to develop, the Fund  might  obtain  a
less favorable price than that which prevailed when  it
decided to sell.  Restricted securities will be  priced
at  fair value as determined in good faith by the Board
of   Directors.    If,  through  the  appreciation   of
restricted   securities   or   the   depreciation    of
unrestricted securities, the Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable
(except for Rule 144A securities deemed to be liquid by the Adviser), the affected Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Reverse Repurchase Agreements

     The  Fund may, with respect to up to 5% of its net
assets, engage in reverse repurchase agreements.  In  a
reverse  repurchase agreement, the Fund  would  sell  a
security and enter into an agreement to repurchase  the
security  at  a specified future date and  price.   The
Fund  generally  retains  the  right  to  interest  and
principal  payments on the security.   Since  the  Fund
receives  cash upon entering into a reverse  repurchase
agreement,  it  may  be considered a  borrowing.   When
required by guidelines of the SEC, the Fund will set aside permissible liquid assets in a segregated account to secure its obligations to repurchase the security.

Derivative Instruments

     In General.  Although it does not currently intend
to  engage  in  derivative transactions, the  Fund  may
invest  up  to  5%  of  its respective  net  assets  in
derivative instruments.  Derivative instruments may  be
used  for any lawful purpose consistent with the Fund's
investment objective such as hedging or managing  risk,
but  not  for speculation.  Derivative instruments  are
commonly  defined  to include securities  or  contracts
whose  value depend on (or "derive" from) the value  of
one   or   more   other  assets,  such  as  securities,
currencies, or commodities. These "other assets" are commonly referred to as "underlying assets."

     A  derivative instrument generally consists of, is
based  upon,  or  exhibits characteristics  similar  to
options  or  forward  contracts.  Options  and  forward
contracts  are  considered to be  the  basic  "building
blocks"  of  derivatives.  For  example,  forward-based
derivatives include forward contracts, swap  contracts,
as   well  as  exchange-traded  futures.   Option-based
derivatives  include  privately  negotiated,  over-the-
counter (OTC) options (including caps, floors, collars,
and options on forward and swap contracts) and exchange-
traded   options   on  futures.    Diverse   types   of
derivatives may be created by combining options or forward contracts in different ways, and by applying these structures to a wide range of underlying assets.

     An option is a contract in which the "holder" (the
buyer)  pays  a certain amount (the "premium")  to  the
"writer" (the seller) to obtain the right, but not  the
obligation,  to buy from the writer (in  a  "call")  or
sell to the writer (in a "put") a specific asset at  an
agreed  upon  price at or before a certain  time.   The
holder pays the premium at inception and has no further
financial  obligation.  The holder of  an  option-based
derivative   generally  will  benefit  from   favorable
movements in the price of the underlying asset  but  is
not  exposed  to  corresponding losses due  to  adverse
movements  in the value of the underlying  asset.   The
writer of an option-based derivative generally will receive fees or premiums but generally is exposed to losses due to changes in the value of the underlying asset.

     A  forward contract is a sales contract between  a
buyer  (holding  the  "long"  position)  and  a  seller
(holding  the  "short"  position)  for  an  asset  with
delivery  deferred  until a  future  date.   The  buyer
agrees to pay a fixed price at the agreed future date and the seller agrees to deliver the asset. The seller hopes that the market price on the delivery date is less than the agreed upon price, while the buyer hopes for the contrary. The change in value of a forward-based derivative generally is roughly proportional to the change in value of the underlying asset.

     Hedging.   The Fund may use derivative instruments
to  protect  against possible adverse  changes  in  the
market  value of securities held in, or are anticipated
to  be held in, the Fund's portfolio.  Derivatives  may
also  be  used  by the Fund to "lock-in" gains  in  the
value of its portfolio securities.  Hedging strategies,
if successful, can reduce the risk of loss by wholly or
partially offsetting the negative effect of unfavorable
price   movements  in  the  investments  being  hedged.
However,   hedging  strategies  can  also  reduce   the
opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments.

     Managing  Risk.  The Fund may also use  derivative
instruments   to  manage  the  risks  of   the   Fund's
portfolio.  Risk management strategies include, but are
not  limited  to,  facilitating the sale  of  portfolio
securities, managing the effective maturity or duration
of   debt   obligations   in  the   Fund's   portfolio,
establishing a position in the derivatives markets as a substitute for buying or selling certain securities, or creating or altering exposure to certain asset classes, such as equity, debt, and foreign securities. The use of derivative instruments may provide a less expensive, more expedient or more specifically focused way for the Fund to invest than "traditional" securities (i.e., stocks or bonds) would.

     Exchange    or   OTC   Derivatives.     Derivative
instruments  may be exchange-traded or  traded  in  OTC
transactions  between private parties.  Exchange-traded
derivatives   are  standardized  options  and   futures
contracts  traded  in an auction  on  the  floor  of  a
regulated  exchange.  Exchange contracts are  generally
liquid.  The exchange clearinghouse is the counterparty
of  every  contract.  Thus, each holder of an  exchange
contract  bears  the credit risk of  the  clearinghouse
(and  has the benefit of its financial strength) rather
than   that   of   a   particular  counterparty.    OTC
transactions are subject to additional risks, such as the credit risk of the counterparty to the instrument, and are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction.

     Risks  and  Special Considerations.   The  use  of
derivative  instruments  involves  risks  and   special
considerations as described below. Risks pertaining to particular derivative instruments are described in the sections that follow.

     (1)  Market Risk.  The primary risk of derivatives
is  the  same  as  the  risk of the underlying  assets;
namely, that the value of the underlying asset  may  go
up  or  down.   Adverse movements in the  value  of  an
underlying  asset  can  expose  the  Fund  to   losses.
Derivative instruments may include elements of leverage
and,  accordingly, the fluctuation of the value of  the
derivative  instrument in relation  to  the  underlying
asset   may  be  magnified.   The  successful  use   of
derivative  instruments  depends  upon  a  variety   of
factors, particularly the Adviser's ability to  predict
movements   of   the   securities,   currencies,    and
commodities  markets, which requires  different  skills
than  predicting  changes in the prices  of  individual
securities.   There  can  be  no  assurance  that   any
particular  strategy adopted will succeed.  A  decision
to  engage in a derivative transaction will reflect the
Adviser's judgment that the derivative transaction will
provide value to the Fund and its shareholders  and  is
consistent   with  the  Fund's  objectives,  investment
limitations, and operating policies.  In making such  a
judgment,  the  Adviser will analyze the  benefits  and
risks  of the derivative transaction and weigh them  in
the   context  of  the  Fund's  entire  portfolio   and
investment objective.

     (2)  Credit Risk.  The Fund will be subject to the
risk  that  a loss may be sustained by the  Fund  as  a
result of the failure of a counterparty to comply  with
the terms of a derivative instrument.  The counterparty
risk  for  exchange-traded  derivative  instruments  is
generally  less  than for privately-negotiated  or  OTC
derivative  instruments,  since  generally  a  clearing
agency,  which  is the issuer or counterparty  to  each
exchange-traded  instrument, provides  a  guarantee  of
performance.    For  privately-negotiated  instruments,
there is no similar clearing agency guarantee.  In  all
transactions,  the  Fund will bear the  risk  that  the
counterparty will default, and this could result  in  a
loss   of   the  expected  benefit  of  the  derivative
transaction and possibly other losses to the Fund.  The
Fund   will   enter  into  transactions  in  derivative
instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     (3)    Correlation   Risk.   When   a   derivative
transaction   is  used  to  completely  hedge   another
position,  changes in the market value of the  combined
position  (the derivative instrument plus the  position
being  hedged)  result  from an  imperfect  correlation
between  the  price movements of the  two  instruments.
With  a  perfect  hedge,  the  value  of  the  combined
position remains unchanged for any change in the  price
of  the underlying asset.  With an imperfect hedge, the
value  of  the derivative instrument and its hedge  are
not perfectly correlated.  Correlation risk is the risk
that  there might be imperfect correlation, or even  no
correlation,  between price movements of an  instrument
and  price movements of investments being hedged.   For
example,  if the value of a derivative instrument  used
in a short hedge (such as writing a call option, buying
a  put option, or selling a futures contract) increased
by  less  than  the  decline in  value  of  the  hedged
investments,   the   hedge  would  not   be   perfectly
correlated.  Such a lack of correlation might occur due
to  factors  unrelated to the value of the  investments
being hedged, such as speculative or other pressures on
the markets in which these instruments are traded.  The
effectiveness  of hedges using instruments  on  indices
will  depend,  in  part, on the degree  of  correlation
between   price  movements  in  the  index  and   price
movements in the investments being hedged.

     (4)  Liquidity Risk.  Derivatives are also subject
to  liquidity risk.  Liquidity risk is the risk that  a
derivative  instrument cannot be sold, closed  out,  or
replaced  quickly at or very close to  its  fundamental
value.   Generally, exchange contracts are very  liquid
because  the exchange clearinghouse is the counterparty
of  every  contract.  OTC transactions are less  liquid
than  exchange-traded derivatives since they often  can
only  be  closed  out  with  the  other  party  to  the
transaction.  The Fund might be required by  applicable
regulatory  requirement to maintain assets as  "cover,"
maintain   segregated  accounts,  and/or  make   margin
payments   when   it  takes  positions  in   derivative
instruments  involving  obligations  to  third  parties
(i.e.,  instruments other than purchased options).   If
the  Fund is unable to close out its positions in  such
instruments,  it  might  be  required  to  continue  to
maintain  such assets or accounts or make such payments
until the position expired, matured, or is closed  out.
The  requirements  might impair the Fund's  ability  to
sell  a portfolio security or make an investment  at  a
time when it would otherwise be favorable to do so,  or
require  that the Fund sell a portfolio security  at  a
disadvantageous time.  The Fund's ability  to  sell  or
close  out  a  position  in  an  instrument  prior   to
expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position.
Therefore, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

     (5)   Legal Risk.  Legal risk is the risk of  loss
caused  by  the  legal unenforceability  of  a  party's
obligations  under  the  derivative.   While  a   party
seeking   price  certainty  agrees  to  surrender   the
potential  upside in exchange for downside  protection,
the  party  taking the risk is looking for  a  positive
payoff.   Despite this voluntary assumption of risk,  a
counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

     (6)     Systemic   or   "Interconnection"    Risk.
Interconnection risk is the risk that a  disruption  in
the  financial markets will cause difficulties for  all
market  participants.  In other words, a disruption  in
one  market will spill over into other markets, perhaps
creating a chain reaction.  Much of the OTC derivatives
market  takes  place among the OTC dealers  themselves,
thus  creating a large interconnected web of  financial
obligations.    This  interconnectedness   raises   the
possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

     General   Limitations.   The  use  of   derivative
instruments is subject to applicable regulations of the SEC, the several options and futures exchanges upon which they may be traded, and the Commodity Futures
Trading Commission ("CFTC").

     The  Corporation has filed a notice of eligibility
for   exclusion  from  the  definition  of   the   term
"commodity  pool  operator"  with  the  CFTC  and   the
National Futures Association, which regulate trading in
the  futures markets.  In accordance with Rule  4.5  of
the   regulations  under  the  CEA,   the   notice   of
eligibility for the Fund includes representations that the Fund will use futures contracts and related options solely for bona fide hedging purposes within the meaning of CFTC regulations, provided that the Fund may hold other positions in futures contracts and related options that do not qualify as a bona fide hedging position if the aggregate initial margin deposits and premiums required to establish these positions, less the amount by which any such futures contracts and related options positions are "in the money," do not exceed 5% of the Fund's net assets. To the extent the Fund were to engage in derivative transactions, it will limit such transactions to no more than 5% of its net assets.

     The  SEC  has identified certain trading practices
involving  derivative  instruments  that  involve   the
potential for leveraging the Fund's assets in a  manner
that  raises  issues under the 1940 Act.  In  order  to
limit  the  potential for the leveraging of the  Fund's
assets,  as  defined under the 1940 Act,  the  SEC  has
stated   that  the  Fund  may  use  coverage   or   the
segregation of the Fund's assets.  The Fund  will  also
set  aside  permissible liquid assets in  a  segregated
custodial account if required to do so by SEC and  CFTC
regulations.   Assets  used  as  cover  or  held  in  a
segregated account cannot be sold while the derivative position is open, unless they are replaced with similar assets. As a result, the commitment of a large portion of the Fund's assets to segregated accounts could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     In some cases the Fund may be required to maintain
or  limit  exposure  to a specified percentage  of  its
assets  to  a  particular asset class.  In such  cases,
when  the Fund uses a derivative instrument to increase
or  decrease exposure to an asset class and is required
by applicable SEC guidelines to set aside liquid assets
in a segregated account to secure its obligations under
the  derivative  instruments, the  Adviser  may,  where
reasonable  in  light  of  the  circumstances,  measure
compliance with the applicable percentage by  reference
to  the nature of the economic exposure created through
the  use  of  the  derivative  instrument  and  not  by
reference  to  the nature of the exposure arising  from
the  assets set aside in the segregated account (unless
another   interpretation  is  specified  by  applicable
regulatory requirements).

     Options.  The Fund may use options for any  lawful
purpose consistent with the Fund's investment objective
such   as   hedging  or  managing  risk  but  not   for
speculation.   An  option is a contract  in  which  the
"holder"  (the  buyer)  pays  a  certain  amount   (the
"premium")  to the "writer" (the seller) to obtain  the
right,  but not the obligation, to buy from the  writer
(in  a  "call") or sell to the writer (in  a  "put")  a
specific  asset  at an agreed upon price  (the  "strike
price" or "exercise price") at or before a certain time
(the  "expiration date").  The holder pays the  premium
at  inception and has no further financial  obligation.
The  holder  of  an option will benefit from  favorable
movements in the price of the underlying asset  but  is
not  exposed  to  corresponding losses due  to  adverse
movements  in the value of the underlying  asset.   The
writer  of an option will receive fees or premiums  but
is exposed to losses due to changes in the value of the
underlying asset.  The Fund may purchase (buy) or write
(sell)  put  and  call  options  on  assets,  such   as
securities,  currencies, commodities,  and  indices  of
debt  and  equity securities ("underlying assets")  and
enter  into closing transactions with respect  to  such
options  to  terminate an existing  position.   Options
used by the Fund may include European, American, and Bermuda style options. If an option is exercisable only at maturity, it is a "European" option; if it is also exercisable prior to maturity, it is an "American" option. If it is exercisable only at certain times, it is a "Bermuda" option.

     The  Fund may purchase (buy) and write (sell)  put
and  call  options and enter into closing  transactions
with  respect to such options to terminate an  existing
position.   The purchase of call options  serves  as  a
long hedge, and the purchase of put options serves as a
short  hedge.  Writing put or call options  can  enable
the  Fund  to enhance income by reason of the  premiums
paid  by  the purchaser of such options.  Writing  call
options   serves  as  a  limited  short  hedge  because
declines in the value of the hedged investment would be
offset  to  the  extent  of the  premium  received  for
writing   the   option.   However,  if   the   security
appreciates  to a price higher than the exercise  price
of  the call option, it can be expected that the option
will  be  exercised and the Fund will be  obligated  to
sell the security at less than its market value or will
be  obligated  to  purchase the  security  at  a  price
greater  than that at which the security must  be  sold
under the option.  All or a portion of any assets  used
as  cover for OTC options written by the Fund would  be
considered  illiquid  to  the  extent  described  under
"Implementation   of  Investment  Objective    Illiquid
Securities."  Writing put options serves as  a  limited
long hedge because increases in the value of the hedged
investment would be offset to the extent of the premium
received  for  writing  the option.   However,  if  the
security depreciates to a price lower than the exercise price of the put option, it can be expected that the put option will be exercised and the Fund will be obligated to purchase the security at more than its market value.

     The value of an option position will reflect, among other things, the historical price volatility of the underlying investment, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment, and general market conditions.

     The  Fund  may effectively terminate its right  or
obligation under an option by entering into  a  closing
transaction.   For example, the Fund may terminate  its
obligation under a call or put option that it had written by purchasing an identical call or put option;
this  is  known  as  a  closing  purchase  transaction.
Conversely, the Fund may terminate a position in a put or call option it had purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize the profit or limit the loss on an option position prior to its exercise or expiration.

     The  Fund  may  purchase or write  both  exchange-
traded  and  OTC options.  Exchange-traded options  are
issued  by a clearing organization affiliated with  the
exchange on which the option is listed that, in effect,
guarantees  completion of every exchange-traded  option
transaction.   In contrast, OTC options  are  contracts
between the Fund and the other party to the transaction
("counterparty")  (usually a  securities  dealer  or  a
bank)  with no clearing organization guarantee.   Thus,
when the Fund purchases or writes an OTC option, it relies on the counterparty to make or take delivery of the underlying investment upon exercise of the option.
Failure by the counterparty to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

     The  Fund's  ability to establish  and  close  out
positions  in  exchange-listed options depends  on  the
existence  of  a  liquid market.  The Fund  intends  to
purchase  or  write only those exchange-traded  options
for  which  there  appears to  be  a  liquid  secondary
market.  However, there can be no assurance that such a
market  will  exist  at any particular  time.   Closing
transactions  can  be  made for  OTC  options  only  by
negotiating  directly with the counterparty,  or  by  a
transaction in the secondary market if any such  market
exists.   Although the Fund will enter into OTC options
only
with  counterparties  that  are  expected  to  be
capable of entering into closing transactions with  the
Fund, there is no assurance that the Fund will in  fact
be able to close out an OTC option at a favorable price
prior to expiration.  In the event of insolvency of the
counterparty, the Fund might be unable to close out  an
OTC   option  position  at  any  time  prior   to   its
expiration.   If  the  Fund were  unable  to  effect  a
closing transaction for an option it had purchased, it would have to exercise the option to realize any profit.

     The Fund may engage in options transactions on indices in much the same manner as the options on securities discussed above, except the index options may serve as a hedge against overall fluctuations in the securities market in general.

     The  writing and purchasing of options is a highly
specialized    activity   that   involves    investment
techniques  and  risks different from those  associated
with   ordinary   portfolio  securities   transactions.
Imperfect   correlation   between   the   options   and
securities markets may detract from the effectiveness of attempted hedging.

     Spread  Transactions.  The  Fund  may  use  spread
transactions for any lawful purpose consistent with the
Fund's investment objective such as hedging or managing
risk,  but not for speculation.  The Fund may  purchase
covered  spread options from securities dealers.   Such
covered  spread  options  are not  presently  exchange-
listed  or exchange-traded.  The purchase of  a  spread
option  gives  the Fund the right to put,  or  sell,  a
security that it owns at a fixed dollar spread or fixed
yield  spread in relationship to another security  that
the  Fund  does  not  own,  but  which  is  used  as  a
benchmark.  The risk to the Fund in purchasing  covered
spread options is the cost of the premium paid for  the
spread  option and any transaction costs.  In addition,
there is no assurance that closing transactions will be
available.  The purchase of spread options will be used
to   protect  the  Fund  against  adverse  changes   in
prevailing  credit  quality spreads,  i.e.,  the  yield
spread   between   high  quality  and   lower   quality
securities.   Such protection is only  provided  during
the life of the spread option.

     Futures  Contracts.   The  Fund  may  use  futures
contracts  for any lawful purpose consistent  with  the
Fund's   investment  objective  such  as  hedging   and
managing  risk but not for speculation.  The  Fund  may
enter  into futures contracts, including interest rate,
index,  and  currency  futures.   The  Fund  may   also
purchase  put and call options, and write  covered  put
and call options, on futures in which it is allowed  to
invest.   The  purchase  of  futures  or  call  options
thereon can serve as a long hedge, and the sale of futures or the purchase of put options thereon can serve as a short hedge. Writing covered call options on futures contracts can serve as a limited short hedge, and writing covered put options on futures contracts can serve as a limited long hedge, using a strategy similar to that used for writing covered options in securities. The Fund's hedging may include purchases of futures as an offset against the effect of expected increases in currency exchange rates and securities prices and sales of futures as an offset against the effect of expected declines in currency exchange rates and securities prices.

     To  the extent required by regulatory authorities,
the  Fund  may  enter into futures contracts  that  are
traded   on   national  futures   exchanges   and   are
standardized   as  to  maturity  date  and   underlying
financial  instrument.  Futures exchanges  and  trading
are  regulated  under the CEA by  the  CFTC.   Although
techniques other than sales and purchases of futures contracts could be used to reduce the Fund's exposure to market, currency, or interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost through using futures contracts.

     An interest rate futures contract provides for the
future sale by one party and purchase by another  party
of   a   specified  amount  of  a  specific   financial
instrument  (e.g.,  debt security) or  currency  for  a
specified price at a designated date, time, and  place.
An  index futures contract is an agreement pursuant  to
which the parties agree to take or make delivery of  an
amount  of  cash  equal to the difference  between  the
value of the index at the close of the last trading day
of  the  contract  and the price  at  which  the  index
futures  contract was originally written.   Transaction
costs are incurred when a futures contract is bought or
sold and margin deposits must be maintained.  A futures
contract  may be satisfied by delivery or purchase,  as
the  case may be, of the instrument or the currency  or
by  payment  of  the change in the cash  value  of  the
index.  More commonly, futures contracts are closed out
prior  to  delivery  by  entering  into  an  offsetting
transaction  in a matching futures contract.   Although
the  value of an index might be a function of the value
of  certain specified securities, no physical  delivery
of   those  securities  is  made.   If  the  offsetting
purchase  price is less than the original  sale  price,
the  Fund  realizes  a gain; if it is  more,  the  Fund
realizes  a  loss.  Conversely, if the offsetting  sale
price  is  more than the original purchase  price,  the
Fund  realizes a
gain; if it is less, the Fund realizes
a loss.  The transaction costs must also be included in
these   calculations.   There  can  be  no   assurance,
however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract.

     No price is paid by the Fund upon entering into  a
futures  contract.   Instead, at  the  inception  of  a
futures contract, the Fund is required to deposit in  a
segregated account with its custodian, in the  name  of
the  futures  broker through whom the  transaction  was
effected,  "initial margin," consisting of  cash,  U.S.
government securities or other liquid, high-grade  debt
obligations,  in an amount generally equal  to  10%  or
less  of  the  contract value.   Margin  must  also  be
deposited  when  writing a call  or  put  option  on  a
futures   contract,  in  accordance   with   applicable
exchange    rules.    Unlike   margin   in   securities
transactions, initial margin on futures contracts  does
not  represent a borrowing, but rather is in the nature
of  a  performance bond or good-faith deposit  that  is
returned  to  the  Fund  at  the  termination  of   the
transaction  if all contractual obligations  have  been
satisfied.   Under  certain  circumstances,   such   as
periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

     Subsequent "variation margin" payments are made to
and  from the futures broker daily as the value of  the
futures position varies, a process known as "marking to
market."   Variation margin does not involve borrowing,
but  rather represents a daily settlement of the Fund's
obligations to or from a futures broker.  When the Fund
purchases an option on a future, the premium paid  plus
transaction costs is all that is at risk.  In contrast,
when the Fund purchases or sells a futures contract  or
writes  a call or put option thereon, it is subject  to
daily  variation margin calls that could be substantial
in  the event of adverse price movements.  If the  Fund
has  insufficient  cash to meet daily variation  margin
requirements,  it might need to sell  securities  at  a
time  when  such sales are disadvantageous.  Purchasers
and sellers of futures positions and options on futures
can  enter  into  offsetting  closing  transactions  by
selling  or  purchasing,  respectively,  an  instrument
identical to the instrument held or written.  Positions
in futures and options on futures may be closed only on
an exchange or board of trade that provides a secondary
market.    The  Fund  intends  to  enter  into  futures
transactions only on exchanges or boards of trade where
there   appears  to  be  a  liquid  secondary   market.
However, there can be no assurance that such a market will exist for a particular contract at a particular time.

     Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a future or option on a futures contract can vary from the previous day's settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

     If the Fund were unable to liquidate a futures or option on a futures contract position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses.
The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain the position being hedged by the future or option or to maintain certain liquid securities in a segregated account.

     Certain  characteristics  of  the  futures  market
might increase the risk that movements in the prices of
futures contracts or options on futures contracts might
not correlate perfectly with movements in the prices of
the   investments  being  hedged.   For  example,   all
participants  in  the futures and  options  on  futures
contracts markets are subject to daily variation margin
calls  and  might be compelled to liquidate futures  or
options on futures contracts positions whose prices are
moving  unfavorably to avoid being subject  to  further
calls.   These  liquidations could increase  the  price
volatility  of the instruments and distort  the  normal
price  relationship between the futures or options  and
the  investments  being hedged.  Also, because  initial
margin deposit requirements in the futures markets  are
less onerous than margin requirements in the securities
markets,  there  might  be increased  participation  by
speculators  in the future markets.  This participation
also  might  cause  temporary  price  distortions.   In
addition, activities of large traders in both the futures and securities markets involving arbitrage, "program trading," and other investment strategies might result in temporary price distortions.

     Foreign  Currencies.  The Fund  may  purchase  and
sell  foreign  currency on a spot basis,  and  may  use
currency-related   derivatives  instruments   such   as
options  on  foreign  currencies,  futures  on  foreign
currencies,  options on futures on  foreign  currencies
and forward currency contracts (i.e., an obligation  to
purchase  or  sell a specific currency at  a  specified
future date, which may be any fixed number of days from
the  contract  date agreed upon by the  parties,  at  a
price  set  at the time the contract is entered  into).
The  Fund may use these instruments for hedging or  any
other  lawful  purpose consistent with  its  investment
objective,  including transaction hedging, anticipatory
hedging,  cross  hedging, proxy hedging,  and  position
hedging.  The Fund's use of currency-related derivative
instruments  will  be directly related  to  the  Fund's
current  or anticipated portfolio securities,  and  the
Fund  may  engage  in transactions in  currency-related
derivative  instruments as a means to  protect  against
some  or  all  of  the  effects of adverse  changes  in
foreign   currency  exchange  rates  on  its  portfolio
investments.  In general, if the currency  in  which  a
portfolio investment is denominated appreciates against
the  U.S. dollar, the dollar value of the security will
increase.   Conversely, a decline in the exchange  rate
of the currency would adversely effect the value of the portfolio investment expressed in U.S. dollars.

     For  example,  the Fund might use currency-related
derivative instruments to "lock in" a U.S. dollar price
for  a portfolio investment, thereby enabling the  Fund
to  protect  itself against a possible  loss  resulting
from an adverse change in the relationship between  the
U.S. dollar and the subject foreign currency during the
period  between the date the security is  purchased  or
sold and the date on which payment is made or received.
The  Fund  also  might use currency-related  derivative
instruments when the Adviser believes that one currency
may  experience a substantial movement against  another
currency,  including the U.S. dollar, and  it  may  use
currency-related derivative instruments to sell or  buy
the    amount   of   the   former   foreign   currency,
approximating  the value of some or all of  the  Fund's
portfolio   securities  denominated  in  such   foreign
currency.  Alternatively, where appropriate,  the  Fund
may  use  currency-related  derivative  instruments  to
hedge  all  or  part  of its foreign currency  exposure
through  the use of a basket of currencies or  a  proxy
currency  where such currency or currencies act  as  an
effective proxy for other currencies.  The use of  this
basket  hedging  technique may be  more  efficient  and
economical   than   using   separate   currency-related
derivative instruments for each currency exposure held by the Fund. Furthermore, currency-related derivative instruments may be used for short hedges - for example, the Fund may sell a forward currency contract to lock in the U.S. dollar equivalent of the proceeds from the anticipated sale of a security denominated in a foreign currency.

     In  addition,  the Fund may use a currency-related
derivative  instrument  to shift  exposure  to  foreign
currency  fluctuations  from  one  foreign  country  to
another foreign country where the Adviser believes that
the foreign currency exposure purchased will appreciate
relative to the U.S. dollar and thus better protect the
Fund  against  the  expected  decline  in  the  foreign
currency exposure sold.  For example, if the Fund  owns
securities  denominated in a foreign currency  and  the
Adviser  believes that currency will decline, it  might
enter  into  a forward contract to sell an  appropriate
amount  of the first foreign currency, with payment  to
be  made  in a second foreign currency that the Adviser
believes  would  better protect the  Fund  against  the
decline in the first security than would a U.S.  dollar
exposure.   Hedging transactions that use  two  foreign
currencies are sometimes referred to as "cross hedges."
The   effective  use  of  currency-related   derivative
instruments  by the Fund in a cross hedge is  dependent
upon  a correlation between price movements of the  two
currency   instruments  and  the  underlying   security
involved,  and the use of two currencies magnifies  the
risk that movements in the price of one instrument  may
not  correlate  or may correlate unfavorably  with  the
foreign   currency  being  hedged.   Such  a  lack   of
correlation might occur due to factors unrelated to the value of the currency instruments used or investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded.

     The  Fund also might seek to hedge against changes
in  the  value of a particular currency when no hedging
instruments  on  that currency are  available  or  such
hedging  instruments  are more expensive  than  certain
other hedging instruments.  In such cases, the Fund may
hedge  against  price  movements in  that  currency  by
entering   into   transactions  using  currency-related
derivative instruments on another foreign currency or a
basket  of currencies, the values of which the  Adviser
believes   will   have  a  high  degree   of   positive
correlation to the value of the currency being  hedged.
The risk that movements in the price of the hedging instrument will not correlate perfectly with movements in the price of the currency being hedged is magnified when this strategy is used.

     The use of currency-related derivative instruments by the Fund involves a number of risks. The value of currency-related derivative instruments depends on the value of the underlying currency relative to the U.S.
dollar.

Because   foreign   currency   transactions
occurring   in  the  interbank  market  might   involve
substantially larger amounts than those involved in the
use  of such derivative instruments, the Fund could  be
disadvantaged by having to deal in the odd  lot  market
(generally consisting of transactions of less  than  $1
million) for the underlying foreign currencies at prices that are less favorable than for round lots
(generally consisting of transactions of greater than $1 million).

     There  is  no  systematic reporting of  last  sale
information   for   currencies   or   any    regulatory
requirement  that quotations available through  dealers
or  other market sources be firm or revised on a timely
basis.     Quotation    information    generally     is
representative  of  very  large  transactions  in   the
interbank  market  and thus might not  reflect  odd-lot
transactions where rates might be less favorable.   The
interbank market in foreign currencies is a global, round-the-clock market. To the extent the U.S. options or futures markets are closed while the markets for the underlying currencies remain open, significant price and rate movements might take place in the underlying markets that cannot be reflected in the markets for the derivative instruments until they re-open.

     Settlement  of  transactions  in  currency-related
derivative instruments might be required to take  place
within  the  country  issuing the underlying  currency.
Thus,  the  Fund  might be required to accept  or  make
delivery   of   the  underlying  foreign  currency   in
accordance   with  any  U.S.  or  foreign   regulations
regarding   the   maintenance   of   foreign    banking
arrangements by U.S. residents and might be required to pay any fees, taxes and charges associated with such delivery assessed in the issuing country.

     When  the  Fund  engages in  a  transaction  in  a
currency-related derivative instrument,  it  relies  on
the  counterparty  to  make or  take  delivery  of  the
underlying currency at the maturity of the contract  or
otherwise  complete the contract.  In other words,  the
Fund will be subject to the risk that it may sustain  a
loss as a result of the failure of the counterparty  to
comply   with  the  terms  of  the  transaction.    The
counterparty  risk for exchange-traded  instruments  is
generally  less  than for privately-negotiated  or  OTC
currency   instruments,  since  generally  a   clearing
agency,  which  is the issuer or counterparty  to  each
instrument,  provides a guarantee of performance.   For
privately-negotiated instruments, there is  no  similar
clearing  agency  guarantee.  In all transactions,  the
Fund  will  bear  the risk that the  counterparty  will
default,  and  this  could result  in  a  loss  of  the
expected benefit of the transaction and possibly  other
losses   to  the  Fund.   The  Fund  will  enter   into
transactions in currency-related derivative instruments only with counterparties that the Adviser reasonably believes are capable of performing under the contract.

     Purchasers   and   sellers   of   currency-related
derivative   instruments  may  enter  into   offsetting
closing   transactions   by  selling   or   purchasing,
respectively, an instrument identical to the instrument purchased or sold. Secondary markets generally do not exist for forward currency contracts, with the result that closing transactions generally can be made for forward currency contracts only by negotiating directly with the counterparty. Thus, there can be no assurance that the Fund will, in fact, be able to close out a forward currency contract (or any other currency-related derivative instrument) at a time and price favorable to the Fund. In addition, in the event of insolvency of the counterparty, the Fund might be unable to close out a forward currency contract at any time prior to maturity. In the case of an exchange-traded instrument, the Fund will be able to close the position out only on an exchange which provides a market for the instruments. The ability to establish and close out positions on an exchange is subject to the maintenance of a liquid market, and there can be no assurance that a liquid market will exist for any instrument at any specific time. In the case of a privately-negotiated instrument, the Fund will be able to realize the value of the instrument only by entering into a closing transaction with the issuer or finding a third party buyer for the instrument. While the Fund will enter into privately-negotiated transactions only with entities who are expected to be capable of entering into a closing transaction, there can be no assurance that the Fund will, in fact, be able to enter into such closing transactions.

     The    precise    matching   of   currency-related
derivative  instrument amounts and  the  value  of  the
portfolio  securities involved generally  will  not  be
possible because the value of such securities, measured
in the foreign currency, will change after the currency-
related   derivative  instrument  position   has   been
established. Thus, the Fund might need to purchase or sell foreign currencies in the spot (cash) market. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain.

     Permissible foreign currency options will  include
options  traded primarily in the OTC market.   Although
options on foreign currencies are traded primarily in the OTC market, the Fund will normally purchase or sell
OTC
options on foreign currency only when the Adviser reasonably believes a liquid secondary market will exist for a particular option at any specific time.

     There  will  be a cost to the Fund of engaging  in
transactions in currency-related derivative instruments
that  will  vary with factors such as the  contract  or
currency  involved, the length of the  contract  period
and  the  market conditions then prevailing.  In  using
these  instruments, the Fund may have to pay a  fee  or
commission  or,  in  cases where  the  instruments  are
entered  into  on  a principal basis, foreign  exchange
dealers  or other counterparties will realize a  profit
based  on the difference ("spread") between the  prices
at   which   they   are  buying  and  selling   various
currencies. Thus, for example, a dealer may offer to sell a foreign currency to the Fund at one rate, while offering a lesser rate of exchange should the Fund desire to resell that currency to the dealer.

     When required by the SEC guidelines, the Fund will set aside permissible liquid assets in segregated accounts or otherwise cover its potential obligations under currency-related derivatives instruments. To the extent the Fund's assets are so set aside, they cannot be sold while the corresponding currency position is open, unless they are replaced with similar assets. As a result, if a large portion of the Fund's assets are so set aside, this could impede portfolio management or the Fund's ability to meet redemption requests or other current obligations.

     The  Adviser's decision to engage in a transaction
in  a particular currency-related derivative instrument
will   reflect   the   Adviser's  judgment   that   the
transaction  will  provide value to the  Fund  and  its
shareholders   and  is  consistent  with   the   Fund's
objectives  and policies.  In making such  a  judgment,
the  Adviser will analyze the benefits and risks of the
transaction and weigh them in the context of the Fund's
entire portfolio and objectives.  The effectiveness  of
any   transaction  in  a  currency-related   derivative
instrument  is  dependent  on  a  variety  of  factors,
including   the   Adviser's  skill  in  analyzing   and
predicting  currency  values  and  upon  a  correlation
between price movements of the currency instrument  and
the  underlying  security.  There  might  be  imperfect
correlation,  or  even  no correlation,  between  price
movements  of  an  instrument and  price  movements  of
investments  being hedged.  Such a lack of  correlation
might  occur due to factors unrelated to the  value  of
the  investments being hedged, such as  speculative  or
other   pressures  on  the  markets  in   which   these
instruments are traded.  In addition, the Fund's use of
currency-related  derivative  instruments   is   always
subject to the risk that the currency in question could be devalued by the foreign government. In such a case, any long currency positions would decline in value and could adversely affect any hedging position maintained by the Fund.

     The  Fund's dealing in currency-related derivative
instruments   will   generally  be   limited   to   the
transactions  described  above.   However,   the   Fund
reserves the right to use currency-related derivatives instruments for different purposes and under different circumstances. Of course, the Fund is not required to use currency-related derivatives instruments and will not do so unless deemed appropriate by the Adviser. It should also be realized that use of these instruments does not eliminate, or protect against, price movements in the Fund's securities that are attributable to other
(i.e., non-currency related) causes. Moreover, while the use of currency-related derivatives instruments may reduce the risk of loss due to a decline in the value of a hedged currency, at the same time the use of these instruments tends to limit any potential gain which may result from an increase in the value of that currency.

     Additional  Derivative Instruments and Strategies.
In   addition   to   the  derivative  instruments   and
strategies  described  above, the  Adviser  expects  to
discover  additional derivative instruments  and  other
hedging or risk management techniques.  The Adviser may
utilize these new derivative instruments and techniques
to  the extent that they are consistent with the Fund's
investment  objective  and  permitted  by  the   Fund's
investment   limitations,   operating   policies,   and
applicable regulatory authorities.

Depositary Receipts and Foreign Securities

     The Fund may invest up to 20% of its net assets in
foreign securities directly or by purchasing depositary
receipts,   including   American  Depositary   Receipts
("ADRs")  and European Depositary Receipts ("EDRs")  or
other securities convertible into securities or issuers
based  in foreign countries.  These securities may  not
necessarily be denominated in the same currency as  the
securities   into   which  they   may   be   converted.
Generally, ADRs, in registered form, are denominated in
U.S.  dollars  and are designed for  use  in  the  U.S.
securities markets, while EDRs, in bearer form, may  be
denominated  in other currencies and are  designed  for
use  in European securities markets.  ADRs are receipts
typically  issued  by  a  U.S. bank  or  trust  company
evidencing  ownership  of  the
underlying  securities.
EDRs   are  European  receipts  evidencing  a   similar
arrangement.   For  purposes of the  Fund's  investment
objectives, ADRs and EDRs are deemed to have  the  same
classification   as  the  underlying  securities   they
represent. Thus, an ADR or EDR representing ownership of common stock will be treated as common stock.

     ADR   facilities  may  be  established  as  either
"unsponsored" or "sponsored."  While ADRs issued  under
these  two  types  of facilities are in  some  respects
similar,  there are distinctions between them  relating
to  the  rights and obligations of ADR holders and  the
practices of market participants.  For example, a  non-
sponsored   depositary  may  not   provide   the   same
shareholder information that a sponsored depositary  is
required  to provide under its contractual arrangements
with   the   issuer,   including   reliable   financial
statements.    Under  the  terms  of   most   sponsored
arrangements, depositories agree to distribute  notices
of shareholder meetings and voting instructions, and to
provide    shareholder   communications    and    other
information to the ADR holders at the request of the issuer of the deposited securities.

     Investments  in  securities  of  foreign   issuers
involve risks which are in addition to the usual  risks
inherent  in  domestic investments.  In many  countries
there  is  less  publicly available  information  about
issuers  than is available in the reports  and  ratings
published   about  companies  in  the  United   States.
Additionally,  foreign countries  are  not  subject  to
uniform  accounting,  auditing and financial  reporting
standards.  Other risks inherent in foreign investments
include     expropriation;    confiscatory    taxation;
withholding  taxes  on  dividends  or  interest;   less
extensive  regulation  of foreign  brokers,  securities
markets,  and  issuers; costs incurred  in  conversions
between  currencies; possible delays in  settlement  in
foreign securities markets; limitations on the  use  or
transfer of assets (including suspension of the ability
to   transfer  currency  from  a  given  country);  the
difficulty of enforcing obligations in other countries;
diplomatic  developments;  and  political   or   social
instability.  Foreign economies may differ favorably or
unfavorably  from the U.S. economy in various  respects
and  many foreign securities are less liquid and  their
prices   are   more   volatile  than  comparable   U.S.
securities.   From time to time foreign securities  may
be difficult to liquidate rapidly without adverse price
effects.    Certain  costs  attributable   to   foreign
investing, such as custody charges and brokerage costs,
may  be  higher  than  those attributable  to  domestic
investment.  The value of the Fund's assets denominated
in  foreign  currencies will increase  or  decrease  in
response to fluctuations in the value of those  foreign
currencies  relative  to  the  U.S.  dollar.   Currency
exchange rates can be volatile at times in response  to
supply  and  demand  in the currency exchange  markets,
international   balances   of  payments,   governmental
intervention,  speculation  and  other  political   and
economic conditions.  In addition, a number of European
countries have entered into the European Monetary Union
("EMU"),  an economic and monetary union which resulted
in  a single currency and a single monetary policy  for
all  EMU countries beginning January 1, 1999.  The  EMU
may have adverse effects on foreign securities if it is
not  implemented as planned or if one or more countries
withdraws from the EMU.  The EMU may also have  adverse
effects  on  foreign securities if portfolio management
software  used  by  the Adviser or the  accounting  and
trading  systems used by the Fund do not recognize  the
Euro,  the  new currency adopted by the  EMU.   In  the
Euro's infancy, investment advisers, like the Adviser, will be unfamiliar with new indices and benchmarks for EMU countries and companies.

Warrants

     The  Fund  may invest in warrants, valued  at  the
lower  of cost or market value, if, after giving effect
thereto,  not  more than 5% of its net assets  will  be
invested  in  warrants other than warrants acquired  in
units  or  attached to other securities.  Warrants  are
options  to  purchase equity securities at  a  specific
price  for  a  specific period of time.   They  do  not
represent  ownership  of the securities  but  only  the
right  to  buy them.  Investing in warrants  is  purely
speculative in that they have no voting rights, pay  no
dividends and have no rights with respect to the assets
of  the  corporation issuing them.   In  addition,  the
value of a warrant does not necessarily change with the value of the underlying securities, and a warrant ceases to have value if it is not exercised prior to its expiration date.

Short Sales Against the Box

     The Fund may sell securities short against the box to hedge unrealized gains on portfolio securities.
Selling securities short against the box involves selling a security that the Fund owns or has the right to acquire, for delivery at a specified date in the future. If the Fund sells securities short against the box, it may protect unrealized gains, but will lose the opportunity to profit on such securities if the price rises.

Borrowing

      The Fund is authorized to borrow money from banks
and   make   other  investments  or  engage  in   other
transactions permissible under the 1940 Act  which  may
be  considered a borrowing (such as reverse  repurchase
agreements), provided that the amount borrowed may  not
exceed  33 1/3% of the value of the Fund's net  assets.
The Fund's borrowings create an opportunity for greater
return   to  the  Fund  and,  ultimately,  the   Fund's
shareholders, but at the same time increase exposure to
losses.   In addition, interest payments and fees  paid
by  the Fund on any borrowings may offset or exceed the
return  earned  on borrowed funds.  The Fund  currently
intends   to   borrow   money   only   for   temporary,
extraordinary or emergency purposes.

Lending Portfolio Securities

      The  Fund  may lend portfolio securities  with  a
value  not exceeding 33 1/3% of the Fund's total assets
to  brokers  or  dealers, banks or other  institutional
borrowers  of securities as a means of earning  income.
In  return, the Fund will receive collateral in cash or
money  market  instruments.  Such  collateral  will  be
maintained at all times in an amount equal to at  least
100%   of  the  current  market  value  of  the  loaned
securities.  The purpose of such securities lending  is
to  permit  the  borrower to use  such  securities  for
delivery  to  purchasers when such  borrower  has  sold
short.    The   Fund  will  continue  to  receive   the
equivalent  of the interest or dividends  paid  by  the
issuer  of the securities lent, and the Fund  may  also
receive interest on the investment of collateral, or  a
fee  from  the borrower as compensation for  the  loan.
The    Fund   may   pay   reasonable   custodial    and
administrative fees in connection with the  loan.   The
Fund  will retain the right to call, upon notice,  lent
securities.   While there may be delays in recovery  or
even a loss of right in collateral should the borrower fail financially, the Fund's investment adviser will review the creditworthiness of the entities to which such loans are made to evaluate those risks. Although the Fund is authorized to lend securities, the Fund does not presently intend to engage in lending.

Concentration

      The  Fund  has  adopted a fundamental  investment
policy  which  prohibits the Fund from  investing  more
than  25%  of its assets in the securities of companies
in  any  one  industry.  An industry is  defined  as  a
business-line  subsector  of  a  stock-market   sector.
While  the  Fund may be heavily invested  in  a  single
market  sector  like  technology or  health  care,  for
example, it will not invest more than 25% of its assets
in  securities  of  companies in any  one  industry  or
subsector.  Technology industries or subsectors include
networking,        telecommunications,        software,
semiconductors,  and voice-processing  business  lines.
Health care industries or subsectors include medical devices and information systems business lines.


DIRECTORS AND OFFICERS

      Under the laws of the State of Wisconsin, the Board of Directors of the Fund is responsible for managing the Fund's business and affairs.

      The  directors and officers of the Fund, together
with   information  as  to  their  principal   business
occupations  during  the last  five  years,  and  other
information,  are  shown  below.   Each  director   and
officer who is deemed an "interested person" of the Fund, as defined in the 1940 Act, is indicated by an asterisk.

      *Darwin F. Isaacson, age 44.  Mr. Isaacson is the
Treasurer and a Director of the Fund.  Since 1991,  Mr.
Isaacson  has  been  employed by  North  Central  Trust
Company ("North Central") and currently serves as a Vice President in the estate and financial planning area.

      *Steven  J.  Hulme, age 40.   Mr.  Hulme  is  the
President, Secretary, portfolio manager and a  Director
of  the  Fund.   From 1993 to January 1999,  Mr.  Hulme
served  as  Vice President and head of North  Central's
investment  division, during which time he managed  the
collective  investment fund and the common  trust  fund
for  which North Central served as trustee.  He is also
the  President, a Director and a Class B Member  of  La
Crosse   Advisers,  L.L.C.

Mr. Hulme received his undergraduate degree from the University of Nebraska and his MBA from the University of Chicago. Mr. Hulme is a Chartered Financial Analyst.

      Ralph  A.  La Point, age 60.  Mr. La Point  is  a
Director  of  the Fund.  Since 1994, Mr. La  Point  has
served  as the Chief Executive Officer of the  Gillette
Group.   Mr. La Point has served as a Director of  Wis-
Pak, Inc. since 1990, and was appointed its Chairman in March 1998.

      Joseph T. Kastantin, age 52.  Mr. Kastantin is  a
Director of the Fund. Since 1984, Mr. Kastantin has served as an Assistant Professor at the University of Wisconsin - La Crosse. From February 1997 until August
1998, he was employed by KPMG Peat Marwick as a training manager. Mr. Kastantin served as a Director of North Central from 1991 to 1994.

     Lois Z. Grubb, age 53. Ms. Grubb is a Director of the Fund. From 1998 to 2000, Ms. Grubb was the Vice
President of Gundersen Lutheran Hospital.  From 1996 to
1998, Ms. Grubb was the Vice President of CNA Insurance
Co.  From  1985  to  1996,  Ms.  Grubb  served  as  the
Executive Director, Human Resources at G.D. Searle.

      The  address of each director and officer is  311
Main Street, La Crosse, Wisconsin  54602.

      The Fund and the Adviser have adopted a code of ethics under Rule 17j-1 of the 1940 Act which permits personnel subject to the code of ethics to invest in securities, including securities which may be purchased or held by the Fund, subject to certain limitations.
Sunstone Distribution Services, LLC has adopted a code of ethics which permits personnel subject to the code of ethics to invest in securities, including securities which may be purchased or held by the Fund, subject to certain limitations.

      As of January 18, 2000, officers and directors of the Fund beneficially owned less than 1% of the shares of the Fund's then outstanding shares.

      Directors and officers of the Fund who  are  also
officers, directors, or employees of the Adviser do not
receive  any remuneration from the Fund for serving  as
directors or officers.  Accordingly, neither Mr.  Hulme
nor Mr. Isaacson receive any remuneration from the Fund
for  their services as directors and/or officers.   The
following   table  provides  information  relating   to
compensation  paid to directors of the Corporation  for
their services as such for the period from the close of
business   on   December  31,  1998  (commencement   of
operations) to October 31, 1999.

                         Cash             Other
     Name           Compensation(1)   Compensation     Total

Ralph A. La Point       $1,500              0          $1,500
Joseph T. Kastantin     $1,500              0          $1,500
Lois Z. Grubb(2)        $    0              0          $    0
__________

(1) Each director who is not deemed an "interested person" of the Fund, as defined in the 1940 Act, receives $500 for each Board of Directors meeting
    attended   by  such  person  and  reimbursement   of
    reasonable    expenses   incurred   in    connection
    therewith.   The  Board held three  meetings  during
    fiscal 1999.
(2) Ms. Grubb  was appointed to the Board on March  28, 2000.


PRINCIPAL SHAREHOLDERS

      As of January 18, 2000, the following persons owned of record or are known by the Fund to own beneficially 5% or more of the outstanding shares of the Fund:

     Name and Address                   Number of Shares      Percentage

     North Central Trust Company          689,418.311           18.8%
     311 Main Street
     La Crosse,   WI 54601

     Reinhart Companies                   187,992.480            5.1%
     Profit Sharing Plan
     201  Main Street, Suite 800
     La Crosse, WI 54602

     Based on the foregoing, as of January 18, 2000, no
person owned  a  controlling  interest  in  the   Fund.
Shareholders with a controlling interest could effect the outcome of proxy voting or the direction of management of the Fund. The amount of fund shares owned by Fund directors and officers as a group is less than 1% of the outstanding shares of the Fund.


INVESTMENT ADVISER

      La Crosse Advisers, L.L.C. (the "Adviser") is the
investment  adviser  to the Fund.   The  Adviser  is  a
subsidiary of North Central, a state-chartered trust company bank.

     The investment advisory agreement between the Fund
and  the  Adviser dated as of December  22,  1998  (the
"Advisory   Agreement")  is  required  to  be  approved
annually  by  the  Board of Directors of the Fund or by
vote of a majority  of  the Fund's  outstanding  voting
securities.   Each annual renewal must also be approved
by the vote of a majority of the directors who are not parties to the Advisory Agreement or interested persons of any such party ("disinterested directors"), cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreement was approved on December 21, 1999 by the full Board of Directors and a majority of the disinterested directors. The Advisory
Agreement is terminable without penalty on 60 days' written notice by the Board of Directors, by vote of a majority of the Fund's outstanding voting securities, or by the Adviser, and will terminate automatically in the event of its assignment.

      Under the terms of the Advisory Agreement, the Adviser manages the Fund's investments and business affairs, subject to the supervision of the Board of Directors. At its expense, the Adviser provides office space and all necessary office facilities, equipment, and personnel for managing the investments of the Fund.
As compensation for its services, the Corporation pays the Adviser an annual management fee of 0.75% of the Fund's average daily net assets. The advisory fee is accrued daily and paid monthly.

      For  the fiscal year ended October 31, 1999,  the
Adviser  waived  a  portion of its management  fee  and
reimbursed  a portion of the Fund's other  expenses  so
that  the Fund's total operating expenses (on an annual
basis)  did not exceed 1.00% of its average  daily  net
assets.   The Adviser has agreed for the period  ending
March  31,  2001  to waive its management  fees  and/or
reimburse  the Fund's operating expenses to the  extent
necessary  to  ensure that the total  annual  operating
expenses for the Fund will not exceed 1.00% of  average
daily  net  assets.  After such date, the  Adviser  may
from time to time voluntarily waive all or a portion of
its  fee  and/or  absorb expenses for  the  Fund.   Any
waiver  of  fees or reimbursement of expenses  will  be
made  on  a  monthly  basis and, with  respect  to  the
latter,  will be paid to the Fund by reduction  of  the
Adviser's fee.  Any such waiver and/or reimbursement is
subject  to  later adjustment during the  term  of  the
Advisory  Agreement  to  allow the  Adviser  to  recoup
amounts  waived and/or reimbursed to the extent  actual
fees  and expenses are less than the expense limitation
caps, provided, however, that the Adviser shall only be
entitled to recoup such amounts for a maximum period of
three  years  from the date such amount was  waived  or
reimbursed.  For the period from the close of  business
on  December  31, 1998 (commencement of operations)  to
October  31,  1999, the Fund paid the Adviser  $648,795
under  the  Advisory Agreement and the  Adviser  waived
$101,464 of its management fee.

FUND TRANSACTIONS AND BROKERAGE

      Under  the  Advisory Agreement,  the  Adviser  is
responsible  for  decisions to buy and sell  securities
for  the  Fund  and  for the placement  of  the  Fund's
securities business, the negotiation of the commissions
to  be paid on such transactions, and the allocation of
portfolio  brokerage and principal business.  Purchases
may  be  made  from brokers, dealers and, on  occasion,
issuers.   The  purchase price of securities  purchased
from  a  broker  or dealer may include commissions  and
dealer  spreads.   The Fund may also  pay  mark-ups  on
principal transactions.

      In  executing transactions on behalf of the Fund,
the   Adviser  has  no  obligation  to  deal  with  any
particular broker or dealer.  Rather, the Adviser seeks
to obtain the best execution at the best security price
available with respect to each transaction.   The  best
price  means the best net price without regard  to  the
mix  between purchase or sale price and commission,  if
any.   While  the Adviser seeks reasonably  competitive
commission rates, the Fund does not necessarily pay the
lowest   available   commission.   Brokerage   may   be
allocated based on the sale of the Fund's shares where best execution and price may be obtained from more than one broker or dealer.

      Section 28(e) of the Securities Exchange  Act  of
1934,   as   amended  ("Section  28(e)"),  permits   an
investment  adviser,  under certain  circumstances,  to
cause an account to pay a broker or dealer who supplies
brokerage  and  research  services  a  commission   for
effecting  a  transaction in excess of  the  amount  of
commission another broker or dealer would have  charged
for  effecting the transaction.  Brokerage and research
services include (i) furnishing advice as to the  value
of   securities,   the   advisability   of   investing,
purchasing, or selling securities, and the availability
of  securities or purchasers or sellers of  securities;
(ii)   furnishing   analyses  and  reports   concerning
issuers,   industries,  sectors,  securities,  economic
factors   and  trends,  portfolio  strategy,  and   the
performance of accounts; and (iii) effecting securities
transactions   and   performing  functions   incidental
thereto (such as clearance, settlement, and custody).

      In  selecting  brokers or  dealers,  the  Adviser
considers  investment and market information and  other
research, such as economic, securities, and performance
measurement  research  provided  by  such  brokers   or
dealers  and  the quality and reliability of  brokerage
services,  including execution capability, performance,
and   financial   responsibility.    Accordingly,   the
commissions charged by any such broker or dealer may be
greater  than the amount another firm might  charge  if
the Adviser determines in good faith that the amount of
such commissions is reasonable in relation to the value
of  the  research  information and  brokerage  services
provided  by  such broker or dealer to the  Fund.   The
Adviser believes that the research information received
in  this  manner  provides the Fund  with  benefits  by
supplementing the research otherwise available  to  the
Fund.   Such  higher commissions will not, however,  be
paid by the Fund unless (i) the Adviser determines in good faith that the amount is reasonable in relation to the services in terms of the particular transaction or in terms of the Adviser's overall responsibilities with respect to the accounts, including the Fund, as to which it exercises investment discretion; (ii) such payment is made in compliance with the provisions of
Section 28(e) and other applicable state and federal laws; and (iii) in the opinion of the Adviser, the total commissions paid by the Fund will be reasonable in relation to the benefits to the Fund over the long term.

     The aggregate amount of brokerage commissions paid by the Fund for the period from the close of business on December 31, 1998 (commencement of operations) to October 31, 1999 was $165,253, all of which amount was paid with respect to transactions for which research services were provided. During the period from the close of business on December 31, 1998 (commencement of operations) to October 31, 1999, the Fund acquired stock ofan affiliate of one of its regular brokers or dealers, Morgan Stanley & Co., Inc., which had a value of $2,647,500.00 as of October 31, 1999.

      The Adviser may place portfolio transactions  for
other  advisory  accounts  in  addition  to  the  Fund.
Research services furnished by firms through which  the
Fund effects its securities transactions may be used by
the  Adviser in servicing all of its accounts; that is,
not all of such services may be used by the Adviser  in
connection with the Fund.  The Adviser believes  it  is
not  possible  to measure separately the benefits  from
research  services  received by each  of  the  accounts
(including the Fund) managed by it.  Because the volume
and  nature  of the trading activities of the  accounts
are not uniform, the amount of commissions in excess of
those charged by another broker or dealer paid by  each
account for brokerage and research services will  vary.
However,  the Adviser believes that such costs  to  the
Fund  will  not  be disproportionate  to  the  benefits
received  by  the  Fund  on a  continuing  basis.   The
Adviser   seeks  to
allocate  portfolio   transactions
equitably  whenever concurrent decisions  are  made  to
purchase  or  sell securities by the Fund  and  another
advisory account.  In some cases, this procedure  could
have  an  adverse effect on the price or the amount  of
securities  available to the Fund.   There  can  be  no
assurance   that   a   particular  purchase   or   sale
opportunity will be allocated to the Fund.   In  making
such  allocations between the Fund and  other  advisory
accounts, certain factors considered by the Adviser are
the respective investment objectives, the relative size
of   portfolio  holdings  of  the  same  or  comparable
securities, the availability of cash for investment, and the size of investment commitments generally held.


CUSTODIAN

      As custodian of the Fund's assets, North Central,
311  Main  Street,  La  Crosse, Wisconsin   54602,  the
parent  company  of  the Adviser, has  custody  of  all
securities and cash of the Fund, delivers and  receives
payment  for  portfolio securities sold,  receives  and
pays   for  portfolio  securities  purchased,  collects
income  from  investments, if any, and  performs  other
duties,  all  as  directed  by  the  officers  of   the
Corporation. For the foregoing services, North Central receives from the Fund a fee, computed and payable monthly based on the average net asset value of the Fund at the annual rate of 0.01%, plus out-of-pocket expenses.


TRANSFER AGENT AND DIVIDEND-DISBURSING AGENT

      Sunstone Financial Group, Inc. ("Sunstone"),  207
East  Buffalo  Street, Suite 315, Milwaukee,  Wisconsin
53202-5712, serves as the transfer agent and dividend-disbursing agent for the Fund.

     From  time to time, the Corporation, on behalf  of
the  Fund,  directly or indirectly through arrangements
with the Adviser, the Distributor (as defined below) or
Sunstone, may pay amounts to third parties that provide
transfer  agent  type services and other administrative
services   relating  to  the  Fund   to   persons   who
beneficially  have  interests  in  the  Fund,  such  as
participants  in  401(k)  plans.   These  services  may
include,  among other things, sub-accounting  services,
transfer  agent  type  activities, answering  inquiries
relating  to  the Fund, transmitting proxy  statements,
annual    reports,    updated    prospectuses,    other
communications regarding the Fund and related  services
as   the  Fund  or  beneficial  owners  may  reasonably
request.   In  such cases, the Fund will not  pay  fees
based on the number of beneficial owners at a rate that is greater than the rate the Fund is currently paying
Sunstone for providing these services to the Fund's shareholders.


ADMINISTRATOR AND FUND ACCOUNTANT

      Sunstone  also provides administrative  and  fund
accounting  services  to  the  Fund  pursuant   to   an
administration and fund accounting agreement  dated  as
of  December 22, 1998 (the "Administrative Agreement").
Under  the Administrative Agreement, Sunstone Financial
calculates  the  daily net asset value of  the  shares;
prepares  and files all federal and state tax  returns;
oversees    the    Fund's   insurance    relationships;
participates   in   the  preparation  of   registration
statements,  proxy  statements  and  reports;  prepares
filings  relating to the qualification  of  the  Fund's
shares pursuant to state securities laws; compiles data
for and prepares notices to the SEC; prepares financial
statements for annual and semi-annual reports; monitors
the  Fund's  expense  accruals and performs  securities
valuations;   monitors  compliance  with   the   Fund's
investment  policies;  and  generally  assists  in  the
Fund's  administrative operations.  For  the  foregoing
services,  Sunstone  receives  from  the  Fund  a  fee,
computed daily and payable monthly based on the average
net  asset  value of the Fund, at the  annual  rate  of
0.28%  which decreases as the assets of the Fund  reach
certain  levels,  subject  to  an  annual  minimum   of
$115,000, plus out-of-pocket expenses.  For the  period
from  the  close  of  business  on  December  31,  1998
(commencement of operations) to October 31,  1999,  the
Fund   paid   Sunstone   $221,727   pursuant   to   the
Administrative Agreement. Sunstone is under common ownership with Sunstone Distribution Services, LLC, the
Fund's principal distributor.

DISTRIBUTOR

       Under  a  distribution  agreement  dated  as  of
December   22,  1998  (the  "Distribution  Agreement"),
Sunstone Distribution Services, LLC (the "Distributor") acts as principal distributor of the Fund's shares.
Under the Distribution Agreement, the Distributor shall offer shares of the Fund on a continuous basis and may engage in advertising and solicitation activities in connection therewith. The Distributor is not obligated to sell any certain number of shares of the Fund. The
Distributor's principal business address  is  207  East
Buffalo Street, Suite 315, Milwaukee, Wisconsin  53202.


FINANCIAL INTERMEDIARIES

      If  you  purchase or redeem shares  of  the  Fund
through  a  financial intermediary (such as  a  broker-
dealer), certain features of the Fund relating to  such
transactions  may not be available or may be  modified.
In  addition, certain operational policies of the Fund,
including  those  related  to settlement  and  dividend
accrual,  may  vary  from those  applicable  to  direct
shareholders   of   the  Fund  and   may   vary   among
intermediaries.   You  should  consult  your  financial
intermediary  for  more  information  regarding   these
matters.    Refer  to  "Transfer  Agent  and  Dividend-
Disbursing  Agent"  for information  regarding  certain
fees    paid    by   the   Corporation   to   financial
intermediaries.   Certain financial intermediaries  may
charge you an advisory, transaction or other fee for their services. You will not be charged for such fees if you purchase or redeem your Fund shares directly from the Fund without the intervention of a financial intermediary.


PURCHASE AND PRICING OF SHARES

     Shares of the Fund are offered to the public at the net asset value per share next computed after the time a properly completed purchase application and funds are received by Sunstone.

     The net asset value per share is determined as of the close of regular trading (generally 4:00 p.m., Eastern Time) on each day the New York Stock Exchange
("NYSE") is open for business. Purchase orders and redemption requests received on a day the NYSE is open for trading, prior to the close of trading on that day, will be valued as of the close of trading on that day.
Applications for the purchase of shares and requests for the redemption of shares received after the close of trading on the NYSE will be valued as of the close of trading on the next day the NYSE is open. The Fund is not required to calculate its net asset value on days during which the Fund receives no orders to purchase or redeem shares. Net asset value per share is calculated by taking the fair value of the total assets of the Fund, including interest or dividends accrued, but not yet collected, less all liabilities, and dividing by the total number of shares outstanding of the Fund. The result, rounded to the nearest cent, is the net asset value per share.

     In  determining  net  asset  value,  expenses  are
accrued  and  applied  daily and securities  and  other
assets  for  which market quotations are available  are
valued  at fair value.  Common stocks and other equity-
type  securities are valued at the last sales price  on
the  national  securities exchange or NASDAQ  on  which
such   securities   are  primarily   traded,   however,
securities traded on a national securities exchange  or
NASDAQ for which there were no transactions on a  given
day, and securities not listed on a national securities
exchange  or NASDAQ, are valued at the average  of  the
most  recent  bid and asked prices.  Any securities  or
other  assets  for  which  market  quotations  are  not
readily   available  are  valued  at  fair   value   as
determined  in good faith by the Board of Directors  of
the  Fund or its delegate.  The Board of Directors  may
approve the use of pricing services to assist the  Fund
in  the  determination of net asset value.   All  money
market instruments held by the Fund will be valued on an amortized cost basis.

TAXATION OF THE FUND

     The Fund intends to qualify annually for treatment
as a "regulated investment company" under Subchapter  M
of  the Internal Revenue Code of 1986, as amended, and,
if  so qualified, will not be liable for federal income
taxes  to  the  extent  earnings  are  distributed   to
shareholders on a timely basis.  In the event the  Fund
fails  to  qualify as a "regulated investment company,"
it will be treated as a regular corporation for federal
income  tax purposes.  Accordingly, the Fund  would  be
subject  to  federal income taxes and any distributions
that  it  makes would be taxable and non-deductible  by
the Fund.  What this means for shareholders of the Fund
is  that  the  cost  of investing  in  the  Fund  would
increase.  Under these circumstances, it would be  more
economical  for  shareholders  to  invest  directly  in
securities  held  by  the  Fund,  rather  than   invest
indirectly in such securities through the Fund.


PERFORMANCE INFORMATION

     The Fund's historical performance or return may be
shown  in  the  form  of  various performance  figures,
including  average annual total return,  total  return,
and  cumulative  total return.  The Fund's  performance
figures  are based upon historical results and are  not
necessarily   representative  of  future   performance.
Factors   affecting  the  Fund's  performance   include
general    market   conditions,   operating   expenses,
investment  management,  and the  imposition  of  sales
charges.   Any additional fees charged by a  dealer  or
other financial services firm would reduce the returns described in this section.

Total Return

     Average  annual  total  return  and  total  return
figures   measure   both  the  net  investment   income
generated  by,  and  the effect  of  any  realized  and
unrealized   appreciation  or  depreciation   of,   the
underlying  investments of the Fund  over  a  specified
period  of  time,  assuming  the  reinvestment  of  all
dividends  and  distributions.   Average  annual  total
return  figures are annualized and therefore  represent
the average annual percentage change over the specified
period.   Total  return figures are not annualized  and
therefore represent the aggregate percentage or dollar value change over the period.

     The average annual total return of the Fund is computed by finding the average annual compounded rates of return over the periods that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                     P(1+T)n = ERV

          P   = a hypothetical initial payment of $1,000.
          T   = average annual total return.
          n   = number of years.
          ERV = ending redeemable value of a
                hypothetical $1,000 payment made at
                the beginning of the stated periods at
                the end of the stated periods.

     Performance for a specific period is calculated by
first taking an investment (assumed to be $1,000)  (the
"initial investment") in the shares on the first day of
the  period  and computing the "ending value"  of  that
investment at the end of the period.  The total  return
percentage  is  then  determined  by  subtracting   the
initial  investment from the ending value and  dividing
the  remainder by the initial investment and expressing
the  result  as a percentage.  The calculation  assumes
that all income and capital gains dividends paid by the
Fund have been reinvested at the net asset value of the
shares  on  the reinvestment dates during  the  period.
The  calculation also assumes that all  recurring  fees
have  been charged to all shareholder accounts.   Total
return may also be shown as the increased dollar value of the hypothetical investment over the period.

     Cumulative  total  return  represents  the  simple
change  in  the  value of an investment over  a  stated
period and may be quoted as a percentage or as a dollar
amount.   Total returns may be broken down  into  their
components  of  income and capital  (including  capital
gains   and  changes  in  share  price)  in  order   to
illustrate the relationship between these factors and their contributions to total return.

Comparisons

     From  time  to time, in marketing and  other  Fund
literature, the performance of shares of the  Fund  may
be compared to the performance of other mutual funds in
general  or to the performance of particular  types  of
mutual  funds with similar investment goals, as tracked
by     independent    organizations.     Among    these
organizations,   Lipper   Analytical   Services,   Inc.
("Lipper"),  a  widely used independent  research  firm
which   ranks  mutual  funds  by  overall  performance,
investment  objectives,  and  assets,  may  be   cited.
Lipper performance figures are based on changes in  net
asset   value,  with  all  income  and  capital   gains
dividends reinvested. Shares of the Fund will be compared to Lipper's appropriate fund category; that is, by fund objective and portfolio holdings.

     The  performance of the Fund may  be  compared  in
publications  to  averages,  performance  rankings,  or
other  information prepared by recognized  mutual  fund
statistical services.  The Fund's performance may  also
be compared to the performance of other mutual funds by
Morningstar, Inc. ("Morningstar"), which ranks funds on
the   basis  of  historical  risk  and  total   return.
Morningstar's rankings range from five stars  (highest)
to   one  star  (lowest)  and  represent  Morningstar's
assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Rankings are not absolute or necessarily predictive of future performance.

     Evaluations  of  the  Fund's performance  made  by
independent  sources may also be used in advertisements
concerning   the   Fund,  including  reprints   of   or
selections from editorials or articles about the  Fund.
Sources for Fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's, and a variety of investment newsletters.

     The Fund may compare the performance of the shares
of  the  Fund to a wide variety of indices and measures
of  inflation,  including the Lipper  Growth  &  Income
Index.   There are differences and similarities between
the  investments  that the Fund may  purchase  and  the
investments measured by these indices.  The performance
of  the  Fund  may be compared in publications  to  the
performance  of  various indices  and  investments  for
which  reliable  performance data  is  available.   The
Fund's   performance  may  also  be  discussed   during
television   interviews   of  the   Adviser   personnel
conducted by news organizations to be broadcast in the United States and elsewhere.


INDEPENDENT ACCOUNTANTS

     Arthur  Andersen  LLP, 100 East Wisconsin  Avenue,
Milwaukee, Wisconsin 53202, has been selected as the independent accountant for the Fund.


FINANCIAL STATEMENTS

     The following audited financial statements of the Fund are incorporated herein by reference to the Fund's
Annual Report for the period from the close of business on December 31, 1998 (commencement of operations) to October 31, 1999, as filed with the Securities and Exchange Commission on December 27, 1999:

     (a)  Report of Independent Accountants.

     (b)   Portfolio of Investments as of  October  31, 1999.

     (c)  Statement of Assets and Liabilities as of October 31, 1999.

     (d)  Statement of Operations for the period  ended
          October 31, 1999.

     (e) Statement of Changes in Net Assets for the period ended October 31, 1999.

     (f)  Financial Highlights for the period ended October
          31, 1999.

     (g)  Notes to Financial Statements.

                       APPENDIX

                  SHORT-TERM RATINGS

   Standard & Poor's Short-Term Debt Credit Ratings


     A  Standard  & Poor's credit rating is  a  current
opinion  of  the  creditworthiness of an  obligor  with
respect  to a specific financial obligation, a specific
class  of financial obligations or a specific financial
program.     It    takes    into   consideration    the
creditworthiness of guarantors, insurers or other forms
of  credit enhancement on the obligation and takes into
account  the  currency  in  which  the  obligation   is
denominated. The credit rating is not a recommendation to purchase, sell or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

     Credit  ratings  are based on current  information
furnished  by  the obligors or obtained by  Standard  &
Poor's   from  other  sources  it  considers  reliable.
Standard  &  Poor's  does  not  perform  an  audit   in
connection with any credit rating and may, on occasion,
rely   on  unaudited  financial  information.    Credit
ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

     Short-term ratings are generally assigned to those
obligations  considered  short-term  in  the   relevant
market.    In   the  U.S.,  for  example,  that   means
obligations with an original maturity of no  more  than
365   days-including  commercial   paper.    Short-term
ratings  are also used to indicate the creditworthiness
of an obligor with respect to put features on long-term
obligations.  The result is a dual rating, in which the
short-term   rating  addresses  the  put  feature,   in
addition to the usual long-term rating.

     Ratings   are   graded  into  several  categories,
ranging  from `A-1' for the highest quality obligations
to  `D'  for  the  lowest.   These  categories  are  as
follows:

     A-1  A  short-term obligation rated `A-1' is rated
          in the highest category by Standard & Poor's.
          The  obligor's capacity to meet its financial
          commitment  on  the  obligation  is   strong.
          Within this category, certain obligations are
          designated  with  a  plus  sign  (+).    This
          indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

     A-2  A   short-term  obligation  rated   `A-2'  is
          somewhat  more  susceptible  to  the  adverse
          effects  of  changes  in  circumstances   and
          economic   conditions  than  obligations   in
          higher   rating  categories.   However,   the
          obligor's capacity to meet its financial commitment on the obligation is satisfactory.

     A-3  A  short-term obligation rated `A-3' exhibits
          adequate   protection  parameters.   However,
          adverse   economic  conditions  or   changing
          circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

     B    A short-term obligation rated `B' is regarded
          as     having     significant     speculative
          characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

     C    A   short-term   obligation  rated   `C'   is
          currently  vulnerable to  nonpayment  and  is
          dependent  upon favorable business, financial
          and  economic conditions for the  obligor  to
          meet   its   financial  commitment   on   the
          obligation.

     D    A  short-term  obligation  rated  `D'  is  in
          payment default.  The `D' rating category  is
          used  when payments on an obligation are  not
          made  on  the date due even if the applicable
          grace period has not expired, unless Standard
          &  Poor's believes that such payments will be
          made  during  such  grace  period.   The  `D'
          rating also will be used upon the filing of a
          bankruptcy  petition  or  the  taking  of   a
          similar action if payments on an obligation are jeopardized.

            Moody's Short-Term Debt Ratings

     Moody's  short-term debt ratings are  opinions  of
the  ability of issuers to repay punctually senior debt
obligations.   These  obligations  have   an   original
maturity  not  exceeding  one year,  unless  explicitly
noted.     Moody's    ratings   are    opinions,    not
recommendations to buy or sell, and their accuracy is not guaranteed.

     Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers:

PRIME-1   Issuers   rated   `Prime-1'  (or   supporting
          institutions)  have  a superior  ability  for
          repayment    of   senior   short-term    debt
          obligations.   Prime-1 repaying ability  will
          often be evidenced by many of the following characteristics:

          * Leading market positions in well-established industries.

          * High rates of return on funds employed.

          * Conservative capitalization structure with moderate reliance on debt and ample asset protection.

          * Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

          * Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2   Issuers   rated   `Prime-2'  (or   supporting
          institutions)  have  a  strong  ability   for
          repayment    of   senior   short-term    debt
          obligations.  This will normally be evidenced
          by  many of the characteristics cited  above,
          but  to a lesser degree.  Earnings trends and
          coverage  ratios, while sound,  may  be  more
          subject    to    variation.    Capitalization
          characteristics, while still appropriate, may be more affected by external conditions.
          Ample alternate liquidity is maintained.

PRIME-3   Issuers   rated   `Prime-3'  (or   supporting
          institutions) have an acceptable ability  for
          repayment  of  senior short-term obligations.
          The  effect  of industry characteristics  and
          market  compositions may be more  pronounced.
          Variability in earnings and profitability may
          result  in  changes  in  the  level  of  debt
          protection   measurements  and  may   require
          relatively high financial leverage. Adequate alternate liquidity is maintained.

NOT PRIME Issuers rated `Not Prime' do not fall within any of the Prime rating categories.

Fitch IBCA International Short-Term Debt Credit Ratings

     Fitch IBCA's international debt credit ratings are
applied  to  the spectrum of corporate, structured  and
public   finance.   They  cover  sovereign   (including
supranational   and  subnational),   financial,   bank,
insurance   and  other  corporate  entities   and   the
securities they issue, as well as municipal  and  other
public   finance   entities,   securities   backed   by
receivables    or    other   financial    assets    and
counterparties.  When applied to an entity, these short-
term  ratings assess its general creditworthiness on  a
senior  basis.   When  applied to specific  issues  and
programs, these ratings take into account the relative preferential position of the holder of the security and reflect the terms, conditions and covenants attaching to that security.

     International credit ratings assess  the  capacity
to meet foreign currency or local currency commitments.
Both  "foreign  currency" and "local currency"  ratings
are  internationally comparable assessments.  The local
currency  rating  measures the probability  of  payment
within  the  relevant  sovereign state's  currency  and
jurisdiction and therefore, unlike the foreign currency
rating,  does  not take account of the  possibility  of
foreign   exchange  controls  limiting  transfer   into
foreign currency.

     A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

     F-1  Highest   credit  quality.    Indicates   the
          strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

     F-2 Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

     F-3  Fair credit quality.  The capacity for timely
          payment of financial commitments is adequate;
          however,  near  term  adverse  changes  could
          result   in  a  reduction  to  non-investment
          grade.

     B    Speculative.   Minimal  capacity  for  timely
          payment   of   financial  commitments,   plus
          vulnerability to near term adverse changes in financial and economic conditions.

     C    High   default  risk.   Default  is  a   real
          possibility.  Capacity for meeting  financial
          commitments   is   solely  reliant   upon   a
          sustained, favorable business and economic environment.

     D Default. Denotes actual or imminent payment default.

      Duff & Phelps, Inc. Short-Term Debt Ratings

     Duff  &  Phelps  Credit Ratings'  short-term  debt
ratings are consistent with the rating criteria used by
money  market participants.  The ratings apply  to  all
obligations   with  maturities  of  under   one   year,
including commercial paper, the uninsured portion of certificates of deposit, unsecured bank loans, master notes, bankers acceptances, irrevocable letters of credit and current maturities of long-term debt. Asset-backed commercial paper is also rated according to this scale.

     Emphasis  is placed on liquidity which is  defined
as  not  only cash from operations, but also access  to
alternative  sources of funds including  trade  credit,
bank  lines  and  the  capital markets.   An  important
consideration is the level of an obligor's reliance on short-term funds on an ongoing basis.

     The distinguishing feature of Duff & Phelps Credit
Ratings' short-term debt ratings is the refinement of the traditional `1' category. The majority of short-term debt issuers carry the highest rating, yet quality differences exist within that tier. As a consequence, Duff & Phelps Credit Rating has incorporated gradations of `1+' (one plus) and `1-` (one minus) to assist investors in recognizing those differences.

     These ratings are recognized by the SEC for broker-
dealer  requirements, specifically capital  computation
guidelines.   These  ratings meet Department  of  Labor
ERISA  guidelines governing pension and profit  sharing
investments.   State  regulators  also  recognize   the
ratings of Duff & Phelps Credit Rating for insurance company investment portfolios.

Rating Scale:  Definition

          High Grade

D-1+           Highest certainty of timely payment.
          Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S.
          Treasury short-term obligations.

D-1            Very high certainty of timely payment.
          Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

D-1-           High certainty of timely payment.
          Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

                  Good Grade

D-2            Good certainty of timely payment.
          Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

                  Satisfactory Grade

D-3            Satisfactory liquidity and other
          protection factors qualify issue as to
          investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

                  Non-investment Grade

D-4            Speculative investment characteristics.
          Liquidity is not sufficient to insure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

                  Default

D-5            Issuer failed to meet scheduled
          principal and/or interest payments.